Bank Loans - Schedule of the Repayment Schedule for the Bank Loans (Details) - USD ($) $ in Thousands	Jun. 30, 2025	Dec. 31, 2024	Jun. 30, 2024	Dec. 31, 2023
Schedule of the Repayment Schedule for the Bank Loans [Abstract]
2026	$ 49,151
2027	1,234
2028	1,852
2029	2,058
2030	2,160
Thereafter	8,742
Total	$ 65,197	$ 55,791	$ 45,067	$ 36,130